UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2012 (February 28, 2012)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Hertz Global Holdings, Inc. (“Hertz Holdings”) is filing as Exhibits 99.1 and 99.2 hereto separate press releases issued on February 28, 2012 by Hertz Holdings, announcing, respectively, (1) the proposed private offering by The Hertz Corporation (“Hertz”), a wholly-owned subsidiary of Hertz Holdings, of 6.75% Senior Notes due 2019 and (2) the pricing of the offering of $250 million aggregate principal amount of 6.75% Senior Notes due 2019. The contents of such press releases are incorporated by reference in this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit 99.1	Press Release of Hertz Holdings announcing proposed private offering by Hertz of 6.75% Senior Notes due 2019, dated February 28, 2012.

Exhibit 99.2	Press Release of Hertz Holdings announcing pricing of private offering by Hertz of 6.75% Senior Notes due 2019, dated February 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

	By:	/s/ Elyse Douglas
	Name:	Elyse Douglas
	Title:	Executive Vice President and Chief Financial Officer

Date: February 29, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Hertz Holdings announcing proposed private offering by Hertz of 6.75% Senior Notes due 2019, dated February 28, 2012.

99.2	Press Release of Hertz Holdings announcing pricing of private offering by Hertz of 6.75% Senior Notes due 2019, dated February 28, 2012.